UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

 Date of report (Date of earliest event reported)             November 3, 2008

DARLING INTERNATIONAL INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-24620	36-2495346
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

251 O’CONNOR RIDGE BLVD., SUITE 300, IRVING, TEXAS                   75038
(Address of Principal Executive Offices)                                                      (Zip Code)

Registrant’s telephone number, including area code:                       (972) 717-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        /  /   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       /  /     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       /  /     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       /  /     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02
Results of Operations and Financial Condition.

On November 6, 2008, Darling International Inc. issued a press release announcing financial results for the quarter ended September 27, 2008. A copy of this press release is attached hereto as Exhibit 99.1.

On November 3, 2008, Darling International Inc. issued a press release announcing its conference call and webcast for the Company's financial results for the quarter ended September 27, 2008. A copy of this press release is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1 99.2	Press Release dated November 6, 2008 (furnished pursuant to Item 2.02). Press Release dated November 3, 2008 (furnished pursuant to Item 2.02).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            DARLING INTERNATIONAL INC.

                Date:  November 6, 2008                                                                           By:    /s/  John O. Muse
                  John O. Muse
                      Executive Vice President,
                      Finance and Administration

EXHIBIT LIST

99.1	Press Release dated November 6, 2008 (furnished pursuant to Item 2.02).

99.2	Press Release dated November 3, 2008 (furnished pursuant to Item 2.02).